UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Appgate, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2 Alhambra Plaza, Suite PH-1-B, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on May 6, 2024, Appgate, Inc., a Delaware corporation (“Appgate” or the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Appgate, Inc., et al., Case No. 24-10956 (CTG).

On June 17, 2024, the Bankruptcy Court held a combined hearing to, among other things, approve the Company’s Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Appgate, Inc. and Its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 16] and confirm the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 150] (as may be amended, supplemented, or modified from time to time, the “Plan”) and the restructuring transactions contemplated thereunder. The Bankruptcy Code approved the Plan and entered an Order (I) Approving the Disclosure Statement For, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Granting Related Relief (the “Confirmation Order”) confirming the Plan. A copy of the Plan and the Confirmation Order are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference into this item 1.03. All filings related to the Chapter 11 Cases are available electronically at https://www.donlinrecano.com/Clients/apg/Index. Capitalized terms used but not specifically defined herein have the meanings ascribed to them in the Plan.

Summary of the Plan

The following provides a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order and the Plan. Among other things, the Plan provides for the following recoveries (in each case, as more fully described in the Plan):

•DIP Claims: Each Holder of an Allowed DIP Claim shall receive either (a) payment in full in Cash or (b) its Pro Rata share, calculated as if the DIP Claims were included in the Class 3 1L Convertible Notes Claims, of (i) the Series A Units and (ii) the Class C Magnetar Units; provided that an election may be made by or on behalf of such Holders to receive Series A-1 Units and Class C-1 Common Units in lieu of Series A Units and Class C Common Units.

•1L Convertible Notes Claims: Each Holder of an Allowed 1L Convertible Notes Claim shall receive such Holder’s Pro Rata share, calculated as if the DIP Claims were included in the Class 3 1L Convertible Notes Claims, of (a) the Series A Units and (b) the Class C Magnetar Units; provided that an election may be made prior to the Effective Date by or on behalf of a Holder of 1L Convertible Notes to receive Series A-1 Units and Class C-1 Common Units, which Series A‑1 Units and Class C-1 Common Units will provide the same economic benefit to such Holder as such Holder’s Pro Rata share of Series A Units and Class C Common Units.

•2L Convertible Notes Claims: Each Holder of an Allowed 2L Convertible Notes Claim will receive, in full and final satisfaction of such 2L Convertible Notes Claim, (a) the Series B Units and (b) the Class C AGF Units.

•3L RCF Claims: All 3L RCF Claims shall be discharged, cancelled, released, and extinguished and will be of no further force or effect, and Holders of the 3L RCF Claims shall not receive or retain any distribution under this Plan on account of such 3L RCF Claims.

•General Unsecured Claims: Each Holder of an Allowed General Unsecured Claim will be paid in full in Cash or have its claim Reinstated.

•Existing Equity Interests in Appgate: All existing Equity Interests in Appgate will be cancelled on the Effective Date.

Additional information regarding the classification and treatment of Claims and Equity Interests can be found in Article III of the Plan.

Settlement, Releases and Exculpations

In consideration for the classification, distributions, and other benefits provided under the Plan, including the release and exculpation provisions included therein, the Plan constitutes an integrated compromise and settlement of Claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases.

The Plan provides releases and exculpations to the benefit of the Debtors, certain of the Debtors’ stakeholders, other parties in interest and various parties related thereto, each in their capacity as such, from various Claims and Causes of Action, as further set forth in Article VIII of the Plan.

Capital Structure

As of June 17, 2024, there were 131,793,660 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding. On the Effective Date, all outstanding Equity Interests in the Company, including shares of Common Stock, will be cancelled, released, extinguished, and discharged and will be of no further force or effect as of the Effective Date without consideration and without value. Holders of such shares of Common Stock will not receive distributions on account of their Equity Interests in Appgate. The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.

The Company intends to emerge from Chapter 11 as a private Company. The shares of New Appgate Holding’s new Equity Interests issued pursuant to the Plan will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any similar federal, state, or local law in reliance upon section 1145 of the Code and Section 4(a)(2) of the Securities Act and Regulation D and/or Regulation S thereunder, as applicable. The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1)] under the Securities Act. Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Certain Information Regarding Assets and Liabilities of the Debtors

In the Debtors’ most recent monthly operating report filed with the Bankruptcy Court on June 21, 2024 (the “Monthly Operating Report”), the Company reported aggregated total assets of approximately $125.5 million and total liabilities of approximately $305.1 million as of May 31, 2024 across all Debtors. The Monthly Operating Report is limited in scope, covers a limited time period, and was prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. Moreover, the Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 3.03 Material Modification to Rights of Security Holders.

The Plan provides that on the Effective Date, except to the extent otherwise provided in the Plan, all notes, instruments, certificates and other documents evidencing Claims or Equity Interests, including the 1L Convertible NIA, the 2L Convertible Notes NIA, and the 3L RCF Credit Agreement, and all other credit agreements and indentures, shall be cancelled, and the obligations of the Company and any Non-Debtor Affiliates thereunder or in any way related thereto, including any liens and/or Claims in connection therewith, shall be deemed satisfied in full, cancelled, discharged, released, and of no force or effect, and the Agents named in the Plan shall be released from all duties and obligations thereunder. Holders of or parties to such cancelled instruments, securities, and other documentation have no rights arising from or relating to such instruments, securities and other documentation, or the cancellation thereof, except the rights provided for pursuant to the Plan.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants that will be cancelled on the Effective Date include all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that on the Effective Date, the Company’s board of directors will be dissolved and any remaining officers will be deemed to have resigned. Each of the Company’s directors, including Fahim Ahmed, Jonathan J. Ledecky, Jeanne Manischewitz, Manuel D. Medina, Steven Panagos, Benjamin Phillips, Lisa Sibenac, and Leo Taddeo, will cease being directors of the Company on the Effective Date.

Item 7.01 Regulation FD Disclosure.

On June 21, 2024, the Company filed the Monthly Operating Report for the period beginning May 6, 2024 and ending May 31, 2024 with the Bankruptcy Court. The Monthly Operating Report only pertains to the Debtors and excludes any non-Debtor entities. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at https://www.donlinrecano.com/Clients/apg/Index.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although Appgate believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties, and other factors. Such factors include, but are not limited to, risks and uncertainties regarding Appgate’s ability to successfully consummate and complete the Plan; Appgate’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on Appgate’s business, financial condition, liquidity and results of operations; employee attrition and Appgate’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; Appgate’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through a financial and operational restructuring (the “Restructuring”); Appgate’s ability to comply with the restrictions imposed by the terms and conditions of the DIP facility and other financing arrangements; Appgate’s liquidity needs to operate its business and execute its strategy, and related use of cash; Appgate’s ability to maintain relationships with customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on Appgate and on the interests of various constituents, including holders of the Common Stock; the other litigation and inherent risks involved in a reorganization under Chapter 11; Appgate’s financial and business performance, and its ability to implement its business plan; Appgate’s expected financial position upon emergence from bankruptcy; Appgate’s projected financial information, anticipated growth rate, and market opportunity; Appgate’s public securities’ potential liquidity and trading; Appgate’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern in light of the Chapter 11 Cases; and other risks and uncertainties disclosed in Appgate’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. Appgate undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code.
2.2	Order (I) Approving the Disclosure Statement For, and Confirming, the Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Granting Related Relief.
99.1	Monthly Operating Report of Appgate, Inc. for the period ended May 31, 2024 filed with the Bankruptcy Court.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024	Appgate, Inc.

	By:	/s/ Leo Taddeo
Name: Leo Taddeo
Title: Chief Executive Officer and President